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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 8, 2010

CELLDEX THERAPEUTICS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-15006 (Commission File Number)	13-3191702 (IRS Employer Identification No.)

119 Fourth Avenue Needham, Massachusetts (Address of principal executive offices)	02494-2725 (Zip Code)

Registrant's telephone number, including area code:    (781) 433-0771

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.    Financial Statements and Exhibits.

        The unaudited pro forma condensed combined statement of operations of Celldex Therapeutics, Inc. and CuraGen Corporation for the nine months ended September 30, 2009 and for the fiscal year ended December 31, 2008 and the unaudited pro forma combined balance sheet and accompanying notes of Celldex Therapeutics, Inc. and CuraGen Corporation as of September 30, 2009, are filed as Exhibit 99.1 hereto.

(d)   Exhibits

Exhibit Number	Description
99.1	The unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2009 and for the fiscal year ended December 31, 2008, the unaudited pro forma condensed combined balance sheet as of September 30, 2009, and the notes related thereto.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELLDEX THERAPEUTICS, INC.
By:	/s/ AVERY W. CATLIN Name: Avery W. Catlin Title: Senior Vice President, Treasurer and Chief Financial Officer

Dated: January 8, 2010

 EXHIBIT INDEX

Exhibit Number	Description
99.1	The unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2009 and for the fiscal year ended December 31, 2008, the unaudited pro forma condensed combined balance sheet as of September 30, 2009, and the notes related thereto.

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  Item 9.01. Financial Statements and Exhibits.
EXHIBIT INDEX